UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2016 (May 9, 2016)
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Mellanox Technologies, Ltd.
(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox,Yokneam, Israel 2069200
(Address of Principal Executive Offices)
+972-4-909-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
Approval of salary increase, and accordingly any contributions to Israeli severance, pension and education funds shall be made based on the updated base salary, and 2016 cash bonus to be paid to Eyal Waldman, President and Chief Executive Officer of Mellanox Technologies, Ltd. (the “Company”).
Following the approval of the Company’s Compensation Committee (the “Committee”) and its Board of Directors (the “Board”), at the Company’s 2016 Annual General Meeting of Shareholders held on May 9, 2016 (the “Meeting”), the Company’s shareholders approved, by the requisite majority required under the Israeli Companies Law, 1999 (the “Israeli Companies Law”), (i) an increase in the annual base salary of Mr. Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) the payment of a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015, pursuant to the Company’s annual discretionary cash bonus compensation program.
Approval of Equity Award to CEO.
Following the approval of the Committee and the Board, at the Meeting, the Company’s shareholders approved, by the requisite majority required under the Israeli Companies Law, the award of 100,000 restricted stock units (collectively, the “RSUs”) to Mr. Waldman under the Company’s Amended and Restated Global Share Incentive Plan (2006). Such RSUs vest over four years, with 1/4th of the shares subject to the award of RSUs vesting on May 1, 2017, and thereafter at the rate of 1/16ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2017, with the last 1/16ths of the original number of shares subject to the award of RSUs vesting on May 1, 2020, so long as Mr. Waldman continues to provide services to the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Meeting, and in addition to the above-mentioned approvals, the Company’s shareholders voted on the following eight proposals and approved them by the requisite majority required under the Israeli Companies Law:
Proposal No. 1: To elect six directors, who are not “outside directors” under the Israeli Companies Law, to the Board to serve until the 2017 Annual General Meeting of Shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal:
Nominees

	For	Against	Abstain	Non-Votes
Eyal Waldman	31,334,822	87,206	8,464	5,276,113
Irwin Federman	31,054,360	367,406	8,726	5,276,113
Dov Baharav	30,971,865	449,876	8,751	5,276,113
Glenda Dorchak	30,974,323	448,073	8,096	5,276,113
Thomas Weatherford	31,331,392	90,724	8,376	5,276,113
Shai Cohen	31,340,081	80,830	9,580	5,276,114
Each of the above nominees was elected.

Proposal No. 2: To elect Amal Johnson and Tom Riordan as outside directors to the Board to hold office for a three-year term expiring at the 2019 Annual General Meeting of Shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal, subject to and in accordance with the provisions of the Israeli Companies Law:
Nominees

	For	Against	Abstain	Non-votes
Amal Johnson	30,940,327	475,209	14,955	5,276,114
Tom Riordan	30,944,384	471,348	14,759	5,276,114
Each of the above nominees was elected.
Proposal No. 3: To approve (i) an increase in the annual base salary of Mr. Waldman from $515,000 to $570,000, effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015, pursuant to the Company’s annual discretionary cash bonus compensation program.

For	Against	Abstain	Non-votes
26,323,389	3,833,911	1,273,191	5,276,114
Proposal No. 3 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 4: To approve the award of 100,000 RSUs to Mr. Waldman, which RSUs vest over four years, with 1/4th of the shares subject to the award of RSUs vesting on May 1, 2017, and thereafter at the rate of 1/16ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2017, with the last 1/16ths of the original number of shares subject to the award of RSUs vesting on May 1, 2020, so long as Mr. Waldman continues to provide services to the Company.

For	Against	Abstain	Non-votes
21,803,437	8,282,468	1,344,588	5,276,112
Proposal No. 4 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 5: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Company’s 2016 annual shareholder proxy statement filed with the U.S. Securities and Exchange Commission on April 8, 2016 on Schedule 14A.

For	Against	Abstain	Non-votes
23,721,870	6,108,812	1,599,809	5,276,114
Proposal No. 5 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 6: To approve the Company’s Amended and Restated Global Share Option Incentive Plan (2006).

For	Against	Abstain	Non-votes
28,690,958	1,550,542	1,188,991	5,276,114
Proposal No. 6 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 7: To approve the First Amendment to the Company’s Amended and Restated 2006 Employee Share Purchase Plan.

For	Against	Abstain	Non-votes
28,705,841	2,388,374	336,277	5,276,113
Proposal No. 7 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 8: To approve the of the amendment of the provisions of the Company’s articles of association related to director and officer indemnification and insurance and the amendment of the indemnification agreements between the Company and each of its directors and officers to allow indemnification in connection with the procedures under Israeli Restrictive Trade Practices Law, 1988.

For	Against	Abstain	Non-votes
30,671,218	605,041	154,233	5,276,113
Proposal No. 8 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 9: To approve the Company’s compensation philosophy statement as required by the Israeli Companies Law.

For	Against	Abstain	Non-votes
28,227,252	3,164,900	38,340	5,276,113
Proposal No. 9 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 10: To approve the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and to authorize the Company’s audit committee to determine the accounting firm’s remuneration in accordance with the volume and nature of their services.

For	Against	Abstain	Non-votes
36,190,568	317,335	198,701	0
Proposal No. 10 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	May 10, 2016	MELLANOX TECHNOLOGIES, LTD.

		By:	/s/ Jacob Shulman
		Name:	Jacob Shulman
		Title:	Chief Financial Officer